Discontinued Operations	12 Months Ended
Sep. 30, 2012
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

15. Discontinued Operations.

In August 2009 the Company sold its flatbed trucking company, SunBelt Transport, Inc. ("SunBelt"). Under the agreement, the Buyer purchased all of SunBelt’s tractors and trailers, leased the SunBelt terminal facilities in Jacksonville, Florida for 36 months at a rental of $5,000 per month and leased the terminal facilities in South Pittsburg, Tennessee for 60 months at a rental of $5,000 per month with an option to purchase the Tennessee facilities at the end of the lease for payment of an additional $100,000. The South Pittsburgh lease was recorded as a sale under bargain purchase accounting. The purchase price received for the tractors and trailers and inventories was a $1 million cash payment and the delivery of a Promissory Note requiring 60 monthly payments of $130,000 each including interest at 7%, secured by the assets of the business conveyed. As of September 30, 2011 the note receivable was fully paid and the option to purchase the South Pittsburg facility was completed. The Company retained all pre-closing receivables and liabilities.

SunBelt has been accounted for as discontinued operations in accordance with ASC Topic 205-20 Presentation of Financial Statements – Discontinued Operations. All periods presented have been restated accordingly.

In December 2010, a subsidiary of the Company, Florida Rock Properties, Inc., closed a bargain sale of approximately 1,777 acres of land in Caroline County, Virginia, to the Commonwealth of Virginia, Board of Game and Inland Fisheries. The purchase price for the property was $5,200,000, subject to certain deductions. The Company also donated $5,599,000 primarily for the value of minerals and aggregates and recognized a $2,126,000 permanent tax benefit. The $2,126,000 permanent tax benefit was recorded to income taxes receivable for $303,000 and offset to long-term deferred tax liabilities of $1,823,000. Actual realization of the $1,823,000 in deferred taxes will depend on taxable income, income tax rates, and income tax regulations over the 5 year carry forward period. The Company's book value of the property was $276,000.

A summary of discontinued operations is as follows (in thousands):

	2012	2011	2010

Revenue	$50	60	84
Operating expenses	(107)	(302)	(427)
Gain on sale before taxes	-	4,665	-
Income before income taxes	$157	5,027	511
Permanent tax benefit	-	2,126	-
Provision for income taxes	(60)	(1,931)	(196)
Income from discontinued operations	$97	5,222	315

The amounts included in the above totals for the bargain sale is as follows (in thousands):

	2012	2011	2010

Revenue	$-	-	-
Operating expenses	-	-	-
Gain on sale before taxes	-	4,665	-
Income before income taxes	$-	4,665	-
Permanent tax benefit	-	2,126	-
Provision for income taxes	-	(1,823)	-
Income from discontinued operations	$-	4,968	-

The components of the balance sheet are as follows:

	September 30,	September 30,
	2012	2011
Accounts receivable	$-	3
Deferred income taxes	-	4
Property and equipment, net	-	107
Assets of discontinued operations	$-	114

Accrued payroll and benefits	-	2
Accrued liabilities, other	-	3
Insurance liabilities	-	29
Liabilities of discontinued operations	$-	34